American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ In Retirement Portfolio
April 30, 2025

One Choice Blend+ In Retirement Portfolio - Schedule of Investments
APRIL 30, 2025 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Fixed Income Funds — 48.1%
Avantis Core Fixed Income Fund G Class	583,802	4,892,263
High Income Fund G Class	77,942	664,065
Inflation-Adjusted Bond Fund G Class	82,165	885,742
Short Duration Fund G Class	111,592	1,095,836
Short Duration Inflation Protection Bond Fund G Class	102,217	1,096,793
		8,634,699
Domestic Equity Funds — 28.4%
Avantis U.S. Equity Fund G Class	84,209	1,460,180
Avantis U.S. Small Cap Value Fund G Class	10,062	148,110
Focused Large Cap Value Fund G Class	153,903	1,568,268
Growth Fund G Class	25,327	1,395,540
Heritage Fund G Class	2,969	81,330
Mid Cap Value Fund G Class	18,420	281,833
Small Cap Growth Fund G Class	6,959	151,631
		5,086,892
International Fixed Income Funds — 13.5%
Emerging Markets Debt Fund G Class	24,614	220,053
Global Bond Fund G Class	251,576	2,203,808
		2,423,861
International Equity Funds — 10.0%
Avantis International Equity Fund G Class	56,779	743,236
Focused International Growth Fund G Class	22,643	407,353
Global Real Estate Fund G Class	13,067	170,399
International Value Fund G Class	47,919	471,045
		1,792,033
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $16,579,321)		17,937,485
OTHER ASSETS AND LIABILITIES — 0.0%		—
TOTAL NET ASSETS — 100.0%		$17,937,485

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2025 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value(2)	Ending Shares	Net Realized Gain (Loss)	Distributions Received(3)
Avantis Core Fixed Income Fund	$4,228	$996	$985	$4	$4,892	584	$(9)	$147
High Income Fund	596	126	140	(4)	664	78	2	31
Inflation-Adjusted Bond Fund	765	140	156	20	886	82	(3)	15
Short Duration Fund	—	991	45	1	1,096	112	—	5
Short Duration Inflation Protection Bond Fund	937	199	218	38	1,097	102	1	23
Avantis U.S. Equity Fund	1,366	400	458	(6)	1,460	84	26	19
Avantis U.S. Small Cap Value Fund	145	35	25	(28)	148	10	1	5
Focused Large Cap Value Fund	1,096	702	392	(68)	1,568	154	2	91
Growth Fund	859	777	382	(21)	1,396	25	8	44
Heritage Fund	77	22	25	(3)	81	3	5	7
Mid Cap Value Fund	274	50	63	(23)	282	18	—	21
Small Cap Growth Fund	143	28	29	(9)	152	7	3	1
Emerging Markets Debt Fund	200	38	49	2	220	25	1	7
Global Bond Fund	1,910	397	407	11	2,204	252	1	57
Avantis International Equity Fund	706	160	258	43	743	57	18	25
Focused International Growth Fund	375	79	115	13	407	23	4	3
Global Real Estate Fund	165	27	47	—	170	13	3	5
International Value Fund	446	87	158	37	471	48	19	20
American Century Low Volatility ETF	782	100	749	(133)	—	—	162	6
Avantis Emerging Markets Equity Fund	11	—	9	(2)	—	—	2	—
Avantis Short-Term Fixed Income Fund	924	193	1,092	(25)	—	—	28	25
International Small-Mid Cap Fund	5	—	4	(1)	—	—	1	—
	$16,010	$5,547	$5,806	$(154)	$17,937	1,677	$275	$557
(1)Underlying fund investments represent G Class, except American Century Low Volatility ETF.
(2)Ending value may include underlying fund investments transferred from One Choice® Blend+ 2015 Portfolio to One Choice® Blend+ In Retirement Portfolio as a result of a plan of reorganization. The plan of reorganization was effective at the close of the NYSE on April 11, 2025.
(3)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.